EXHIBIT XX

                            Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-8996, 33-8997, 33-31502, and 33-50318) of
La-Z-Boy Chair Company of our report dated June 2, 1994 appearing on page 2 of Exhibit I of this Form 10-K/A.



PRICE WATERHOUSE LLP
Toledo, Ohio
March 16, 1995